                                                                    Exhibit 99.7

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the tollfree number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                         $100,679,737
Aggregate Original Principal
   Balance                                   $100,687,085
Number of Mortgage Loans                              547

                                   MINIMUM       MAXIMUM         AVERAGE (1)
                                 ----------   -----------   --------------------
Original Principal Balance         $20,000     $1,172,000         $184,071
Outstanding Principal Balance      $19,972     $1,171,193         $184,058

                                   MINIMUM       MAXIMUM    WEIGHTED AVERAGE (2)
                                 ----------   -----------   --------------------
Original Term (mos)                   180           360              359
Stated remaining Term (mos)           177           360              358
Loan Age (mos)                          0             4                1
Current Interest Rate               6.000%       13.375%           8.127%
Initial Interest Rate Cap(4)        3.000%        3.000%           3.000%
Periodic Rate Cap(4)                1.000%        1.000%           1.000%
Gross Margin(4)                     0.500%        9.000%           6.910%
Maximum Mortgage Rate(4)           12.000%       16.500%          13.992%
Minimum Mortgage Rate(4)            6.000%       10.500%           7.992%
Months to Roll(4)                      21            83               30
Original Loan-to-Value              20.00%       100.00%           78.41%
Combined Loan-to-Value              20.00%       100.00%           85.82%
Credit Score (3)                      539           795              624

                                  EARLIEST       LATEST
                                 ----------   -----------
Maturity Date                    06/01/2021    09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                             97.92%
2nd Lien                              2.08%

OCCUPANCY
Primary                              96.80%
Second Home                           0.22%
Investment                            2.97%

LOAN TYPE
Fixed Rate                           49.08%
ARM                                  50.92%

AMORTIZATION TYPE
Fully Amortizing                     24.69%
Interest Only                         6.98%
15/30 Balloon                         0.02%
30/40 Balloon                         3.75%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                  0.00%
2005                                  0.00%
2006                                100.00%

LOAN PURPOSE
Purchase                              0.00%
Refinance - Rate Term                 0.00%
Refinance - Cashout                 100.00%

PROPERTY TYPE
Single Family Residence              81.58%
Condominium                           3.51%
Planned Unit Development             11.19%
2-4 Family                            3.72%
Townhouse                             0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE    MORTGAGE   AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS   OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
 5.501% to 6.000%              1        145,947     0.14     6.000      649      145,947      80.00     55.21    100.00    0.00
 6.001% to 6.500%              9      2,571,274     2.55     6.473      697      285,697      74.42     46.84     95.62   69.31
 6.501% to 7.000%             44      9,296,048     9.23     6.893      674      211,274      73.80     42.17     72.48   30.11
 7.001% to 7.500%             69     16,362,503    16.25     7.356      628      237,138      72.68     45.54     85.80    3.73
 7.501% to 8.000%            139     28,288,431    28.10     7.828      627      203,514      76.02     44.61     93.22    2.97
 8.001% to 8.500%             95     16,541,036    16.43     8.326      610      174,116      79.30     41.99     86.19    3.67
 8.501% to 9.000%             88     14,885,282    14.78     8.832      605      169,151      83.18     41.20     78.51    2.62
 9.001% to 9.500%             34      5,081,015     5.05     9.299      602      149,442      86.08     38.59     72.90    0.00
 9.501% to 10.000%            26      4,090,608     4.06     9.777      593      157,331      87.26     43.34     65.68    0.00
10.001% to 10.500%             6      1,320,773     1.31    10.322      618      220,129      87.55     41.64     58.07    0.00
10.501% to 11.000%             4        315,019     0.31    10.625      647       78,755     100.00     49.33    100.00    0.00
11.001% to 11.500%             8        504,021     0.50    11.477      643       63,003      98.08     47.40     18.29    0.00
11.501% to 12.000%             6        487,987     0.48    11.813      625       81,331      96.40     44.49     46.58    0.00
12.001% to 12.500%            10        518,993     0.52    12.231      603       51,899      98.63     47.73    100.00    0.00
12.501% to 13.000%             5        163,600     0.16    12.824      582       32,720      97.89     44.35    100.00    0.00
13.001% to 13.500%             3        107,200     0.11    13.247      597       35,733      96.97     47.83    100.00    0.00
                             ---    -----------   ------    ------      ---      -------     ------     -----    ------   -----
TOTAL:                       547    100,679,737   100.00     8.127      624      184,058      78.41     43.33     83.71    6.98
                             ===    ===========   ======    ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     5        248,969     0.25     9.186      598       49,794      70.06     34.42    100.00    0.00
229 to 240                     4        299,887     0.30     8.300      595       74,972      66.78     43.62    100.00    0.00
349 to 360                   538    100,130,880    99.45     8.124      625      186,117      78.47     43.35     83.62    7.02
                             ---    -----------   ------     -----      ---      -------      -----     -----    ------    ----
TOTAL:                       547    100,679,737   100.00     8.127      624      184,058      78.41     43.33     83.71    6.98
                             ===    ===========   ======     =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               27        947,219     0.94    10.813      614        35,082     78.75     39.87     82.96    0.00
$50,001 to $100,000          118      9,408,974     9.35     8.563      610        79,737     77.82     38.44     91.39    6.16
$100,001 to $150,000         143     17,833,376    17.71     8.235      613       124,709     78.65     41.79     93.04    1.65
$150,001 to $200,000          95     16,717,593    16.60     8.152      621       175,975     79.88     41.89     87.37    4.28
$200,001 to $250,000          59     13,091,962    13.00     8.168      615       221,898     79.70     44.15     88.43    3.50
$250,001 to $300,000          26      7,158,035     7.11     8.145      626       275,309     80.90     46.62     76.75    7.70
$300,001 to $350,000          22      7,202,691     7.15     8.417      635       327,395     80.18     42.38     81.10    4.53
$350,001 to $400,000          17      6,472,952     6.43     7.781      651       380,762     77.75     48.43     70.51   24.00
$400,001 to $450,000           9      3,816,697     3.79     7.875      625       424,077     75.07     43.75     56.28   11.11
$450,001 to $500,000          12      5,684,989     5.65     7.716      657       473,749     76.68     44.51     50.59   16.96
$500,001 to $550,000           6      3,137,354     3.12     7.638      618       522,892     73.88     48.43    100.00    0.00
$550,001 to $600,000           6      3,474,434     3.45     7.440      647       579,072     76.10     49.51     66.84   33.39
$600,001 to $650,000           0              0       --        --        0             0        --        --      0.00    0.00
$650,001 to $700,000           1        679,500     0.67     8.500      624       679,500     89.76     35.69    100.00    0.00
$700,001 to $750,000           0              0       --        --        0             0        --        --      0.00    0.00
$750,001 to $800,000           4      3,058,122     3.04     7.530      622       764,531     73.98     44.93    100.00    0.00
$800,001 to $850,000           1        824,644     0.82     7.625      676       824,644     75.00     47.61    100.00    0.00
$850,001 to $900,000           0              0       --        --        0             0        --        --      0.00    0.00
$900,001 to $950,000           0              0       --        --        0             0        --        --      0.00    0.00
$950,001 to $1,000,000         0              0       --        --        0             0        --        --      0.00    0.00
$1,000,001 or greater          1      1,171,193     1.16     7.875      628     1,171,193     66.97     35.59    100.00    0.00
                             ---    -----------   ------    ------      ---     ---------     -----     -----    ------   -----
TOTAL:                       547    100,679,737   100.00     8.127      624       184,058     78.41     43.33     83.71    6.98
                             ===    ===========   ======    ======      ===     =========     =====     =====    ======   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED  WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  -----------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans            4        225,183  0.223662474    8.875      599       56,296      66.89     33.65    100.00    0.00
15/30 Balloon Loans            1         23,787         0.02   12.125      592       23,787     100.00     41.75    100.00    0.00
20 Year Fixed Loans            4        299,887         0.30    8.300      595       74,972      66.78     43.62    100.00    0.00
2/28 LIBOR Loans              33      7,344,382         7.29    7.528      656      222,557      77.88     45.31     67.17   55.43
2/28 LIBOR Loans (40
   Year Amortization)          8      1,501,177         1.49    8.340      640      187,647      84.25     43.30     76.56    0.00
2/28 LIBOR Loans (45
   Year Amortization)         76     18,700,785        18.57    8.004      639      246,063      79.35     44.56     64.14    0.00
30 Year Fixed Loans          144     19,338,253        19.21    8.229      607      134,293      78.26     41.11     99.61    4.09
30/40 Balloon Loans           29      2,276,788         2.26   11.046      624       78,510      94.19     45.63     66.20    0.00
30/45 Balloon Loans          137     27,254,376        27.07    8.054      604      198,937      76.25     43.58     97.25    0.00
3/27 LIBOR Loans              22      3,203,809         3.18    8.038      648      145,628      78.26     41.04     93.45   30.11
3/27 LIBOR Loans (45
   Year Amortization)         79     18,148,615        18.03    8.233      633      229,729      79.19     43.39     73.65    0.00
5/25 LIBOR Loans               5      1,475,369         1.47    6.960      697      295,074      76.98     43.99     80.01   81.38
5/25 LIBOR Loans (45
   Year Amortization)          4        491,325         0.49    7.971      653      122,831      77.87     47.66     89.42    0.00
7/23 LIBOR Loans (45
   Year Amortization)          1        396,000         0.39    7.125      685      396,000      72.00     39.17    100.00    0.00
                             ---    -----------  -----------   ------      ---      -------     ------     -----    ------   -----
TOTAL:                       547    100,679,737       100.00    8.127      624      184,058      78.41     43.33     83.71    6.98
                             ===    ===========  ===========   ======      ===      =======     ======     =====    ======   =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  -----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             186     24,859,336      24.69      8.230      609      133,652      78.02     40.38     97.54     0.00
Balloon                      335     68,792,853      68.33      8.188      623      205,352      78.63     43.86     80.51     0.00
60 Month Interest-Only        21      6,236,548       6.19      7.088      691      296,978      77.27     48.30     61.82   100.00
120 Month Interest-Only        5        791,000       0.79      7.746      664      158,200      80.29     50.28    100.00   100.00
                             ---    -----------     ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       547    100,679,737     100.00      8.127      624      184,058      78.41     43.33     83.71     6.98
                             ===    ===========     ======      =====      ===      =======      =====     =====    ======   ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                          228     51,261,463     50.92      7.992      642      224,831      79.02     43.97    71.11     12.17
Fixed Rate                   319     49,418,274     49.08      8.268      606      154,916      77.78     42.66    96.77      1.60
                             ---    -----------    ------      -----      ---      -------      -----     -----    -----     -----
TOTAL:                       547    100,679,737    100.00      8.127      624      184,058      78.41     43.33    83.71      6.98
                             ===    ===========    ======      =====      ===      =======      =====     =====    =====     =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        3        331,912      0.33      9.830      581      110,637      68.20     33.46     36.76    0.00
Arizona                       13      2,301,300      2.29      7.715      603      177,023      70.78     42.09    100.00    0.00
Arkansas                       1        112,000      0.11      9.000      604      112,000     100.00     27.22    100.00    0.00
California                    76     25,965,875     25.79      7.827      638      341,656      75.13     45.69     68.68   16.73
Colorado                      31      4,939,935      4.91      7.829      633      159,353      79.94     46.11     95.53    3.38
Connecticut                    1        110,000      0.11      8.750      564      110,000      64.71     16.93      0.00    0.00
Florida                       44      7,988,643      7.93      8.125      599      181,560      74.06     38.53     95.28    0.00
Georgia                       11      1,273,900      1.27      8.402      633      115,809      82.31     43.96    100.00    0.00
Idaho                         29      4,268,535      4.24      8.389      607      147,191      80.15     45.09     81.14    0.00
Illinois                      11      1,684,130      1.67      9.335      605      153,103      84.72     47.88     85.94    0.00
Indiana                        7        830,639      0.83      8.646      598      118,663      88.31     35.18    100.00    0.00
Iowa                           6        636,342      0.63      8.470      638      106,057      82.90     38.10    100.00    0.00
Kansas                         7      1,170,570      1.16      8.221      616      167,224      80.14     40.39     89.75    0.00
Kentucky                      10        895,826      0.89      8.435      599       89,583      86.41     33.11    100.00    0.00
Maryland                      10      2,913,018      2.89      8.497      601      291,302      77.84     43.61     73.11    0.00
Massachusetts                  9      2,381,006      2.36      8.431      663      264,556      77.94     45.53     72.62    0.00
Michigan                      18      1,654,129      1.64      8.401      625       91,896      83.91     37.89     89.92    5.66
Minnesota                     17      3,435,487      3.41      7.996      630      202,087      78.25     44.47     70.98    5.82
Mississippi                    1        178,200      0.18      9.000      598      178,200      90.00     32.91    100.00    0.00
Missouri                      14      1,328,532      1.32      8.084      606       94,895      76.45     39.73     82.92    0.00
Nebraska                       4        413,600      0.41      7.830      666      103,400      79.55     49.05    100.00   20.89
Nevada                         6      1,205,147      1.20      8.054      600      200,858      71.96     40.52    100.00    0.00
New Jersey                    12      2,017,669      2.00      8.778      610      168,139      81.42     44.93     86.44    0.00
North Carolina                12      1,503,288      1.49      8.993      616      125,274      84.76     44.32     93.81    0.00
Ohio                          56      6,762,358      6.72      8.506      617      120,756      85.02     39.14     93.34    0.00
Oklahoma                       5        511,121      0.51      8.715      563      102,224      77.05     33.74    100.00    0.00
Oregon                        21      4,605,309      4.57      8.257      628      219,300      80.83     43.65     92.16    4.26
Pennsylvania                  16      1,445,113      1.44      8.215      614       90,320      79.15     40.88     91.28    0.00
Rhode Island                   3        639,404      0.64      7.422      639      213,135      76.26     46.80    100.00    0.00
South Carolina                 3        630,502      0.63      9.978      607      210,167      95.17     31.78    100.00    0.00
Tennessee                     19      2,596,681      2.58      7.832      619      136,667      73.72     46.07    100.00    0.00
Utah                           8      1,406,299      1.40      7.827      621      175,787      76.85     36.28    100.00    0.00
Virginia                       8      1,570,371      1.56      8.025      608      196,296      80.07     41.31    100.00    0.00
Washington                    38      9,219,820      9.16      7.891      642      242,627      80.83     47.70     77.66   16.70
Wisconsin                     16      1,668,063      1.66      8.003      642      104,254      77.81     37.41    100.00   23.98
Wyoming                        1         85,011      0.08      8.990      584       85,011      85.00     25.03    100.00    0.00
                             ---    -----------    ------      -----      ---      -------     ------     -----    ------   -----
TOTAL:                       547    100,679,737    100.00      8.127      624      184,058      78.41     43.33     83.71    6.98
                             ===    ===========    ======      =====      ===      =======     ======     =====    ======   =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                13      1,072,642      1.07      7.852      597       82,511      39.29     39.82    95.34    13.52
50.01% to 55.00%               9      1,063,011      1.06      7.887      592      118,112      54.02     36.18    89.39     0.00
55.01% to 60.00%              11      1,737,867      1.73      7.341      621      157,988      57.36     45.70    94.42     0.00
60.01% to 65.00%              32      5,857,949      5.82      7.587      599      183,061      62.34     40.22    92.48     6.83
65.01% to 70.00%              35      8,362,959      8.31      7.780      608      238,942      68.53     40.96    86.19     4.42
70.01% to 75.00%              84     17,050,600     16.94      7.902      627      202,983      74.37     45.16    79.83     7.75
75.01% to 80.00%             214     44,397,857     44.10      7.889      638      207,467      79.71     44.12    78.16     9.42
80.01% to 85.00%              38      6,115,513      6.07      8.653      591      160,935      84.59     42.32    94.29     3.56
85.01% to 90.00%              24      4,487,391      4.46      8.749      620      186,975      88.57     41.28    91.29     0.00
90.01% to 95.00%              25      3,462,103      3.44      9.223      611      138,484      94.73     41.07    98.06     0.00
95.01% to 100.00%             62      7,071,844      7.02      9.907      619      114,062      99.98     43.61    91.44     5.51
                             ---    -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       547    100,679,737    100.00      8.127      624      184,058      78.41     43.33    83.71     6.98
                             ===    ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                12      1,024,642      1.02      7.845      595       85,387      40.05     39.25    95.12    14.15
50.01% to 55.00%               9      1,063,011      1.06      7.887      592      118,112      54.02     36.18    89.39     0.00
55.01% to 60.00%              11      1,737,867      1.73      7.341      621      157,988      57.36     45.70    94.42     0.00
60.01% to 65.00%              31      5,757,899      5.72      7.588      598      185,739      62.34     39.96    92.35     6.95
65.01% to 70.00%              34      8,269,859      8.21      7.778      608      243,231      68.51     40.87    86.04     4.47
70.01% to 75.00%              43      8,220,792      8.17      7.986      611      191,181      73.83     42.99    76.91     5.45
75.01% to 80.00%              74     15,773,139     15.67      8.116      621      213,151      79.17     42.60    83.77     7.38
80.01% to 85.00%              40      6,613,063      6.57      8.535      599      165,327      83.68     43.17    94.72     9.31
85.01% to 90.00%              32      6,731,247      6.69      8.494      621      210,351      84.81     44.46    84.84     0.00
90.01% to 95.00%              41      8,097,598      8.04      8.242      633      197,502      86.05     44.47    84.65    21.06
95.01% to 100.00%            220     37,390,620     37.14      8.211      642      169,957      82.74     44.55    80.01     5.83
                             ---    -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       547    100,679,737    100.00      8.127      624      184,058      78.41     43.33    83.71     6.98
                             ===    ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                22      2,877,669      2.86      8.357      625      130,803      80.65     16.60     87.21    0.00
20.01% to 25.00%              12      1,110,304      1.10      7.845      618       92,525      70.60     23.22     76.26    0.00
25.01% to 30.00%              32      5,044,140      5.01      8.263      612      157,629      77.60     27.44     80.75    1.86
30.01% to 35.00%              57      9,637,785      9.57      8.085      609      169,084      74.60     32.66     88.74    1.73
35.01% to 40.00%              86     15,690,733     15.58      8.059      627      182,450      77.62     37.85     88.98    6.46
40.01% to 45.00%              83     13,216,268     13.13      8.343      622      159,232      82.86     42.72     81.68    4.24
45.01% to 50.00%             121     24,383,704     24.22      8.248      626      201,518      78.36     47.81     70.51    4.78
50.01% to 55.00%             115     24,573,712     24.41      7.957      632      213,684      78.68     52.15     90.34   15.42
55.01% to 60.00%              19      4,145,423      4.12      7.842      618      218,180      76.26     55.40    100.00    5.78
                             ---    -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       547    100,679,737    100.00      8.127      624      184,058      78.41     43.33     83.71    6.98
                             ===    ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout          547    100,679,737    100.00      8.127      624      184,058      78.41     43.33    83.71     6.98
                             ---    -----------    ------      -----      ---      -------      -----     -----    -----     ----
TOTAL:                       547    100,679,737    100.00      8.127      624      184,058      78.41     43.33    83.71     6.98
                             ===    ===========    ======      =====      ===      =======      =====     =====    =====     ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                453     82,132,165     81.58      8.125      623      181,307      78.41     43.08    84.36    6.94
Planned Unit Development      56     11,265,292     11.19      8.044      615      201,166      77.65     44.13    88.99    0.00
Two- to Four-Family           21      3,746,239      3.72      8.174      650      178,392      76.48     46.52    80.76   13.24
Condo                         17      3,536,042      3.51      8.383      649      208,002      82.80     43.07    54.96   23.60
                             ---    -----------    ------      -----      ---      -------      -----     -----    -----   -----
TOTAL:                       547    100,679,737    100.00      8.127      624      184,058      78.41     43.33    83.71    6.98
                             ===    ===========    ======      =====      ===      =======      =====     =====    =====   =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING    POOL       COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           476     84,277,281     83.71      8.072      618      177,053      78.47     43.31    100.00    5.51
Stated                        69     15,962,456     15.85      8.434      656      231,340      78.07     43.50      0.00   14.92
Low                            2        440,000      0.44      7.580      616      220,000      80.00     40.56      0.00    0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       547    100,679,737    100.00      8.127      624      184,058      78.41     43.33     83.71    6.98
                             ===    ===========    ======      =====      ===      =======      =====     =====    ======   =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      523     97,460,852     96.80      8.109      623      186,350      78.49     43.34    84.03     6.80
Investment                    23      2,993,941      2.97      8.636      654      130,171      76.20     42.26    79.50    13.36
Second Home                    1        224,944      0.22      9.250      640      224,944      75.00     49.90     0.00     0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       547    100,679,737    100.00      8.127      624      184,058      78.41     43.33    83.71     6.98
                             ===    ===========    ======      =====      ===      =======      =====     =====    ======   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             81     15,782,247     15.68      8.269      625     194,842.56    79.35     41.63    89.04     7.63
1                            302     54,798,100     54.43      8.084      623     181,450.66    78.13     43.17    82.85     6.53
2                            142     25,457,113     25.29      8.101      627     179,275.45    78.73     43.88    80.94     8.82
3                             20      4,468,599      4.44      8.165      623     223,429.94    75.86     47.87    94.00     0.00
4                              2        173,678      0.17     11.596      637      86,838.87    98.92     48.46    11.50     0.00
                             ---    -----------    ------     ------      ---     ----------    -----     -----    -----     ----
TOTAL:                       547    100,679,737    100.00      8.127      624        184,058    78.41     43.33    83.71     6.98
                             ===    ===========    ======     ======      ===     ==========    =====     =====    =====     ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                         114     18,404,891     18.28      8.777      622       161,446     80.64     43.04    85.62     2.17
6 Months                       2        878,478      0.87      7.926      608       439,239     77.62     40.77    86.34     0.00
12 Months                     25      6,603,364      6.56      7.960      647       264,135     78.63     45.96    78.40    10.85
24 Months                    104     20,743,332     20.60      7.984      641       199,455     79.30     44.48    61.82    16.63
36 Months                    302     54,049,672     53.68      7.984      616       178,972     77.29     42.70    92.06     4.55
                             ---    -----------    ------      -----      ---       -------     -----     -----    -----    -----
TOTAL:                       547    100,679,737    100.00      8.127      624       184,058     78.41     43.33    83.71     6.98
                             ===    ===========    ======      =====      ===       =======     =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF CREDIT SCORES      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     0              0        --         --        0            0          --       --      0.00     0.00
501 to 525                     0              0        --         --        0            0          --       --      0.00     0.00
526 to 550                    27      3,890,534      3.86      8.699      544      144,094       76.44    38.29    100.00     0.00
551 to 575                    63      9,532,045      9.47      8.381      563      151,302       71.39    42.92     90.57     0.00
576 to 600                   110     18,323,458     18.20      8.627      590      166,577       79.09    41.99     86.81     0.00
601 to 625                   123     21,025,316     20.88      8.211      613      170,938       80.74    43.06     95.64     0.73
626 to 650                   110     22,299,843     22.15      8.035      637      202,726       79.37    44.63     87.24     1.63
651 to 675                    62     11,648,572     11.57      7.927      664      187,880       78.71    42.37     70.18    12.92
676 to 700                    28      7,947,883      7.89      7.390      687      283,853       76.90    46.85     62.27    32.72
701 to 725                    17      4,589,855      4.56      7.049      709      269,991       78.82    44.46     59.89    46.90
726 to 750                     5      1,281,431      1.27      7.817      738      256,286       76.84    45.79     21.29    13.05
751 to 775                     1         54,400      0.05      8.750      768       54,400       80.00    14.69    100.00     0.00
776 to 800                     1         86,400      0.09      7.750      795       86,400       80.00    55.48    100.00   100.00
801 to 825                     0              0        --         --        0            0          --       --      0.00     0.00
                             ---    -----------    ------      -----      ---      --------      -----    -----    ------   ------
TOTAL:                       547    100,679,737    100.00      8.127      624      184,058       78.41    43.33     83.71     6.98
                             ===    ===========    ======      =====      ===      ========      =====    =====    ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF GROSS MARGINS      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.000% or less                 1        216,779      0.42      9.990      600      216,779      80.00     47.61      0.00    0.00
3.001% to 3.500%               0              0        --         --        0            0         --        --      0.00    0.00
3.501% to 4.000%               0              0        --         --        0            0         --        --      0.00    0.00
4.001% to 4.500%               0              0        --         --        0            0         --        --      0.00    0.00
4.501% to 5.000%               1        145,947      0.28      6.000      649      145,947      80.00     55.21    100.00    0.00
5.001% to 5.500%              10      2,603,511      5.08      6.598      690      260,351      74.38     46.74     97.70   68.46
5.501% to 6.000%              37      7,411,756     14.46      6.878      681      200,318      73.60     41.62     73.80   32.43
6.001% to 6.500%              31      7,275,071     14.19      7.357      657      234,680      75.30     48.18     61.70   10.53
6.501% to 7.000%              53     14,214,628     27.73      7.876      640      268,201      77.74     44.50     78.11    4.22
7.001% to 7.500%              30      6,485,953     12.65      8.461      636      216,198      80.30     42.72     61.58    4.55
7.501% to 8.000%              38      7,568,274     14.76      8.843      613      199,165      84.22     42.55     68.89    5.15
8.001% to 8.500%              18      3,420,100      6.67      9.452      603      190,006      91.09     41.16     82.49       0
8.501% to 9.000%               9      1,919,443      3.74      9.828      591      213,271      83.31     42.98     35.13    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       228     51,261,463    100.00      7.992      642      224,831      79.02     43.97     71.11   12.17
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%             1        145,947      0.28      6.000      649      145,947      80.00     55.21    100.00    0.00
12.001% to 12.500%             9      2,571,274      5.02      6.473      697      285,697      74.42     46.84     95.62   69.31
12.501% to 13.000%            39      8,302,775     16.20      6.893      682      212,892      74.16     42.26     69.19   33.72
13.001% to 13.500%            30      7,065,570     13.78      7.328      653      235,519      75.77     48.77     67.11    5.24
13.501% to 14.000%            46     11,752,932     22.93      7.825      638      255,499      77.26     44.48     83.68    5.11
14.001% to 14.500%            28      6,737,462     13.14      8.362      634      240,624      81.24     42.43     69.37    4.38
14.501% to 15.000%            39      8,092,158     15.79      8.847      619      207,491      83.15     42.75     61.42    4.82
15.001% to 15.500%            19      3,123,372      6.09      9.290      613      164,388      85.38     40.76     61.85    0.00
15.501% to 16.000%            15      2,910,062      5.68      9.763      593      194,004      86.54     43.37     55.09    0.00
16.001% to 16.500%             2        559,912      1.09     10.406      583      279,956      88.75     39.21     62.51    0.00
                             ---     ----------    ------     ------      ---      -------      -----     -----    ------   -----
TOTAL:                       228     51,261,463    100.00      7.992      642      224,831      79.02     43.97     71.11   12.17
                             ===     ==========    ======     ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
June 2008                      1        824,644      1.61      7.625      676      824,644      75.00     47.61    100.00     0.00
July 2008                     26      6,493,056     12.67      7.636      649      249,733      78.16     46.00     67.67    34.59
August 2008                   77     17,423,010     33.99      7.907      643      226,273      78.84     44.51     58.88    10.47
September 2008                13      2,805,634      5.47      8.508      627      215,818      85.33     41.94     92.73     0.00
June 2009                      7      2,457,028      4.79      7.972      623      351,004      76.18     47.95     90.84     0.00
July 2009                     32      6,147,173     11.99      8.431      627      192,099      79.38     43.96     63.79     0.00
August 2009                   51      9,665,150     18.85      8.061      641      189,513      80.06     40.77     80.96     9.98
September 2009                11      3,083,074      6.01      8.381      642      280,279      77.51     44.38     77.25     0.00
July 2011                      4        655,694      1.28      7.465      672      163,923      75.61     42.94     92.07     0.00
August 2011                    2        260,000      0.51      7.459      691      130,000      77.01     43.87    100.00    57.54
September 2011                 3      1,051,000      2.05      6.995      693      350,333      78.25     46.40     71.93   100.00
August 2013                    1        396,000      0.77      7.125      685      396,000      72.00     39.17    100.00     0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       228     51,261,463    100.00      7.992      642      224,831      79.02     43.97     71.11    12.17
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   ======